SUPERIOR BANCORP

April / May 2008

Cautionary Statement Regarding Forward Looking Statements

This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Superior's management uses these "non-GAAP" measures in their analysis of Superior's performance. Non-GAAP measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on Superior's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Superior's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that are presented by other companies.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Some of the disclosures in this presentation, including any statements preceded by, followed by or which include the words "may," "could," "should," "will," "would," "hope," "might," "believe," "expect," "anticipate," "estimate," "intend," "plan," "assume" or similar expressions constitute forward-looking statements. These forward-looking statements, implicitly and explicitly, include the assumptions underlying the statements and other information with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business, including our expectations and estimates with respect to our revenues, expenses, earnings, return on equity, return on assets, efficiency ratio, asset quality, the adequacy of our allowance for loan losses and other financial data and capital and performance ratios. Although we believe that the expectations reflected in our forward-looking statements are reasonable, these statements involve risks and uncertainties which are subject to change based on various important factors (some of which are beyond our control). Such forward looking statements should, therefore, be considered in light of various important factors set forth from time to time in our reports and registration statements filed with the SEC. The following factors, among others, could cause our financial performance to differ materially from our goals, plans, objectives, intentions, expectations and other forward-looking statements: (1) the strength of the United States economy in general and the strength of the regional and local economies in which we conduct operations; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations; (4) our ability to successfully integrate the assets, liabilities, customers, systems and management we acquire or merge into our operations; (5) our timely development of new products and services in a changing environment, including the features, pricing and quality compared to the products and services of our competitors; (6) the willingness of users to substitute competitors' products and services for our products and services; (7) the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (8) our ability to resolve any legal proceeding on acceptable terms and its effect on our financial condition or results of operations; (9) technological changes; (10) changes in consumer spending and savings habits; (11) the effect of natural disasters, such as hurricanes, in our geographic markets; and (12) regulatory, legal or judicial proceedings.

Superior Bancorp disclaims any intent or obligation to update forward-looking statements.

SUPERIOR

Presentation Overview

I. Company History
II. 5-Year Plan of Value Creation
III. Current Franchise Update
IV. Balance Sheet Summary
V. Credit Quality
VI. 2008 Expectations
VII. Pro Forma Assessment

THE BANC CORPORATION

Company History


AL
FL

Jan. '05 Overview

Assets: $1.3B

Offices: 26 AL – 19

FL – 7

Total Depositors: 40,000

Challenges

Balance Sheet Funding

Credit Quality

Earnings

Franchise

SUPERIOR
5-Year Plan of Value Creation

	Status
➢ Focus on growth markets: NE Alabama, Florida	Done
➢ Re-engineer balance sheet	Done
➢ Seek strategic bank partners	Done
➢ Build bank to $3 billion in total assets	Done
➢ Add customers from merger chaos (Wachovia, Regions, Banco Bilbao, RBC Centura)	In Progress
➢ Achieve peer bank performance	In Progress

SUPERIOR

5-Year Plan: Strategic Chronology

		Status
2005:	Platform Stabilization	Done
	Balance Sheet Cleanup	Done
	Staffing Optimization	Done
2006:	Market Expansion	Done
	Growth thru Acquisitions	Done
2007:	Merger Integration	Done
	De Novo Branch Expansion	Done
	Trust Preferred Refinancing	Done
2008-2009:	Profitability Maximization	In Process
	Shareholder Value Maximization	In Process
	Stock Repurchase	In Process

Alabama Franchise



Huntsville
Birmingham
Montgomery
Legend (AL)
Current Superior Branches: 43
Planned Superior Branches: 3
1st Comm. Credit Offices: 16
Superior Fin. Co. Offices: 6

- Assets: $1.7B
- Current Offices: 43
- Depositors: 76,100
- 3 de novo branches planned: 2Q08 – 4Q08
- 22-office consumer finance company ($35MM outstanding)

SUPERIOR

Florida Franchise



Tallahassee
Panama City
Legend (FL)
Current Superior Branches: 31
Orlando
Tampa
Sarasota

- Assets: $1 billion
- Current Offices: 31
- Depositors: 22,300

SUPERIOR

Banking High Growth Markets

MSA	Projected 5 Year Growth in Population 2007-2012 (%)	2007 Total Population	Household Income 2007
Birmingham, AL Growth Corridor*	19.4	183,548	$66,467
Sarasota, FL	14.9	716,099	$51,324
Tampa-St. Petersburg, FL	11.3	2,765,528	$47,027
Panama City, FL	10.6	170,892	$44,008
Blount Co, AL	6.5	55,496	$41,205
Huntsville, AL	7.8	380,907	$50,326
US	*6.3*	*306,348,230*	*$53,154*

*Shelby County AL. Birmingham MSA projects 4.9% population growth on 1,115,659 people with $45,042 household income.
Source: SNL Financial

SUPERIOR

Summary Balance Sheet

January 2005

- Total Assets: $1.3B
- Total Loans: $0.9B
- Total Deposits: $1.1B
- Depositors: 40,000

March 2008

- Total Assets: $3.0B
- Total Loans: $2.1B
- Total Deposits: $2.2B
- Depositors: 98,000

SUPERIOR

Balance Sheet: Deposits

January 2005

$1.1 billion


Customer CD: 42%
Transaction: 39%
Brokered CD: 19%

March 2008

$2.2 billion


Customer CD: 53%
Transaction: 44%
Brokered CD: 3%

SUPERIOR

De Novo Branch Expansion Plan

New Branches Opened

Panama City, FL	$62.1M	deposits
Tallahassee, FL (2)	$43.2M	deposits
Huntsville, AL	$26.6M	deposits
Marianna, FL	$19.9M	deposits
Hoover, AL	$ 9.9M	deposits
Birmingham, AL	$ 7.2M	deposits
Trussville, AL	$ 6.1M	deposits
Dunnellon, FL	$ 5.5M	deposits
Hampton Cove, AL	$ 4.9M	deposits
Inverness, FL	$ 4.8M	deposits
Tampa, FL	$ 4.5M	deposits
Homosassa, FL	$ 4.2M	deposits
Beverly Hills, FL	$ 3.5M	deposits
Athens, AL	$ 3.3M	deposits
Cullman, AL	$ 1.6M	deposits
Arab, AL	$ 1.1M	deposits
	$208.4M	**Total**

Planned 2008 Branches

New

- Chelsea, AL
- Madison, AL
- Pelham, AL

Relocation

- Montgomery, AL

Total Investment	**$25 - $30 Million**
2007 NIE Impact	**$3 - $3.5 Million Pretax**
2008 Incremental NIE Impact	**$8 Million Pretax**

Balance Sheet: Loan Summary

January 2005

$930 million



Cons Mtg: 33%
C&I: 14%
Comm Constr Dev: 13%
Res Constr Dev: 14%
Comm Mtg: 26%

March 2008

$2.1 billion



Cons Mtg: 27%
C&I: 11%
Comm Constr Dev: 15%
Res Constr Dev: 18%
Comm Mtg: 29%

SUPERIOR

Balance Sheet: Loan Summary

Construction Loan Composition


Residential: 55%
Commercial/Other: 45%

$687 Million outstanding
33% of loan portfolio

AL Constr Loan Comp


Residential: 66%
Commercial / Other: 34%

$296 Million outstanding
14.3% of loan portfolio

FL Constr Loan Comp


Residential: 47%
Commercial / Other: 53%

$391 Million outstanding
18.9% of loan portfolio

SUPERIOR

Credit Cycle Management (2005- Present)

- Identified and moved out riskiest loans in land, condos and development categories (2005)
- Tightened underwriting criteria for land, condos and development categories (2005)
- Very experienced Senior Management (29 average years)
- Seasoned, experienced Senior Lenders (26 average years)
- Active, daily monitoring of individual past due and classified loans
- Development of multi-option exit plans of stressed loans
- Early, aggressive workout management

SUPERIOR
Credit Quality


Non-Performing Assets
% of Total Loans + Non-Performing Assets
2.00%
1.50%
1.00%
0.50%
0.00%
1.06%
0.86%
0.91%
0.49%
0.56%
0.52%
0.44%
0.64%
0.60%
0.76%
1.24%
1.47%
1.81%
Goal = 1.00%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Period Ending

3/31/08

	NPAs
AL Bank	0.96%
FL Bank	0.80%
Finance Co	0.05%
Total	**1.81%**

SUPERIOR

Credit Quality



Net Charge-Off Trend
Percent of Average Loan Outstandings
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.14%
0.54%
0.46%
0.43%
0.25%
0.20%
0.21%
0.20%
0.15%
0.17%
0.20%
0.33%
0.29%
Goal = 0.50%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
Period Ending

3/31/08

	NCOs
AL Bank	0.14%
FL Bank	0.08%
Finance Co	0.07%
Total	**0.29%**

Credit Quality


30-89 DPD Loans
% of Total Loans + Non-Performing Assets
2.00%
1.50%
1.00%
0.50%
0.00%
0.54%
0.61%
0.29%
0.35%
0.34%
0.36%
0.51%
1.11%
0.76%
1.26%
1.61%
1.13%
1.25%
Goal = 1.00%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Period Ending


90+ DPD Loans
0.30%
0.20%
0.10%
0.00%
0.00%
0.01%
0.01%
0.01%
0.00%
0.00%
0.00%
0.03%
0.01%
0.02%
0.29%
0.10%
0.00%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Period Ending

SUPERIOR

2008 Expectations

Initiatives

- Collect loans
- Optimize new branches
- Attract merger customers
- Make money
- Maintain well-capitalized bank

SUPERIOR
Pro Forma Assessment

- Sizable operating platform
- Banking experience of personnel
- Economies of Northeast Alabama & Florida
- In-market customer merger dislocation

SUPERIOR

Merger Customer Dislocation

Total assets in recent M&A:

WACHOVIA	$ 53.9B
REGIONS	$143.4B
BBVA 150 años (Brùjula Bank)	$ 34.2B
RBC / Alabama National	$ 7.9B
Total	$239.4B

Notes: All values as reported for most recent quarter pre-merger

SUPERIOR

In-Market Merger Chaos



"Sweet Home Canada."
alabama.
[It didn't sound right to us either.]
SUPERIOR BANK
Local. Friendly. Superior.

SUPERIOR

In-Market Merger Chaos


© Ron Niebrugge

Coming Soon....

SUPERIOR BANCORP

NASDAQ Symbol: SUPR